EXHIBIT 99.77O


                                NSAR ITEM 770

                             Common Sense Trust
                             10f-3 Transactions


UNDERWRITING #   SERIES #        UNDERWRITING              PURCHASED FROM

      1             2        Microsoft Corporation         Goldman, Sachs
      2             2       Washington Mutual, Inc.         Merrill Lynch
      3             2       Washington Mutual, Inc.         Dain Bosworth
      4             2       Washington Mutual, Inc.          First Boston
      5             2          Vail Resorts, Inc.            Bear Stearns
      6             2    National Financial Services Inc.    First Boston
      7             1    National Financial Services Inc.    First Boston
      8             1       American Stores Company        Goldman, Sachs
      9             2      Provident Companies, Inc.      Salomon Brothers
     10             2         Hartford Life, Inc.          Goldman, Sachs
     11             1         Hartford Life, Inc.          Goldman, Sachs
     12             1     Polo Ralph Lauren Corporation     Merrill Lynch
     13             1     Polo Ralph Lauren Corporation      Furman Selz
     14             1     Polo Ralph Lauren Corporation    Goldman, Sachs
     15             1     Polo Ralph Lauren Corporation   Everen Securities
     16             2     Electricidade de Portugal ADS    Goldman, Sachs
     17             1      Household International, Inc.    Merrill Lynch
     18             1      Household International, Inc.     First Boston
     19             1      Household International, Inc.         DLJ
     20             1      Household International, Inc.  Everen Securities
     21             1      Household International, Inc.    William Blair
     22             1        Stewart Enterprises, Inc.       Bear Stearns

     AMOUNT OF SHARES   % OF UNDERWRITING  DATE OF PURCHASE
  PURCHASED

   78,500               0.717%         12/17/96
   37,200               0.255%         01/22/97
    1,000               0.007%         01/22/97
    1,000               0.007%         01/22/97
   51,000               0.421%         02/03/97
   50,000               0.243%         03/05/97
  149,400               0.727%         03/05/97
   72,000               0.467%         04/02/97
   54,600               0.251%         05/05/97
   37,800               0.091%         05/21/97
  101,800               0.083%         05/21/97
    5,000               0.004%         06/11/97
      500               0.000%         06/11/97
  205,700               0.150%         06/11/97
      400               0.000%         06/11/97
   31,000               0.038%         06/16/97
   70,000               0.769%         06/19/97
   50,000               0.549%         06/19/97
    6,000               0.066%         06/19/97
   11,000               0.121%         06/19/97
   19,900               0.219%         06/19/97
   74,900               1.314%         06/19/97

   Other Firms participating in Underwriting:

Underwriting for #1
-------------------
Donaldson, Lufkin & Jenrette
Deutsche Morgan Grenfell
Goldman, Sachs & Co.
Salomon Brothers Inc
Smith Barney Inc.
Alex. Brown & Sons Incorporated
Morgan Stanley & Co. Incorporated
Allen & Company Incorporated
BT Securities Corporation
Bear, Stearns & Co., Inc.
Cowen & Company
Dain Bosworth Incorporated
Dean Witter Reynolds Inc.
Dillon, Read & Co., Inc.
Furman Selz LLC
Edward D. Jones & Co., L.P.
Montgomery Securities
PaineWebber Incorporated
Piper Jaffray Inc.
Prudential Securities Incorporated
Ragen MacKenzie Incorporated
Robertson, Stephens & Company LLC
SoundView Financial Group, Inc.


Underwriting for #2, 3 and 4
----------------------------
Merrill Lynch & Co.
Friedman, Billings, Ramsey & Co., Inc.
Bear, Stearns & Co., Inc.
Alex. Brown & Sons Incorporated
Credit Suisse First Boston Corporation
Dean Witter Reynolds Inc.
A.G. Edwards & Sons, Inc.
Keefe, Bruyette & Woods, Inc.
Lehman Brothers Inc.
Montgomery Securities
J.P. Morgan Securities Inc.
Morgan Stanley & Co., Incorporated
PaineWebber Incorporated
Ragen MacKenzie Incorporated
Smith Barney Inc.
UBS Securities LLC
Wasserstein Perella Securities, Inc.
Sanford C. Bernstein & Co., Inc.
Dain Bosworth Incorporated
D.A. Davidson & Co.
Fox-Pitt, Kelton Inc.
Hoefer & Amett Incorporated
Jenson Securities Co.
Legg Mason Wood Walker, Incorporated
Ormes Capital Markets, Inc.
Pacific Crest Securities
Piper Jaffray Inc.
Rodman & Renshaw, Inc.
Ryan, Beck & Co.
Sandler O'Neill & Partners L.P.
The Seidler Companies Incorporated
Southeast Research Partners, Inc.
Sutro & Co. Incorporated
Utendahl Capital Partners, L.P.

Underwriting for #5
-------------------
Bear, Stearns & Co., Inc.
Furman Selz
Goldman, Sachs & Co.
Salomon Brothers Inc
Schroder Wertheim & Co.
Smith Barney Inc.
Alex. Brown & Sons Incorporated
BT Securities Corporation
Cowen & Company
Dean Witter Reynolds Inc.
Dillon, Read & Co., Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Hambrecht & Quist LLC
Lazard Freres & Co., LLC
Lehman Brothers, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Montgomery Securities
Morgan Stanely & Co. Incorporated
Oppenheimer & Co., Inc.
Wasserstein Perella Securities, Inc.
Allen & Company Incorporated
Blaylock & Partners, L.P.
Brean Murray & Co., Inc.
Dain Bosworth Incorporated
Doft & Co., Inc.
Gerard Klauer Mattison & Co., LLC
Hanifen, Imhoff, Inc.
Janco Partners, Inc.
Jefferies & Company
Josephthal Lyon & Ross Incorporated
Ladenburg, Thalmann & Co. Inc.
Legg Mason Wood Walker, Incorporated
Ormes Capital Markets, Inc.
Piper Jaffray Inc.
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.
Sands Brothers & Co., Ltd.
Sutro & Co. Incorporated
Tucker Anthony Incorporated

Underwriting for #6 and 7
-------------------------
Credit Suisse First Boston
Morgan Stanley & Co., Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Bear, Stearns & Co., Inc.
Alex. Brown & Sons Incorporated
Dean Witter Reynolds, Inc.
Deutsche Morgan Grenfell Inc.
Dillon, Read & Co., Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co.
Invemed Associates, Inc.
Lehman Brothers Inc.
J.P. Morgan Securities Inc.
Oppenheimer & Co., Inc.
PaineWebber Incorporated
Salomon Brothers Inc
Schroder Wertheim & Co., Incorporated
Smith Barney Inc.
Wasserstein Perella Securities, Inc.
Conning & Company
Advest, Inc.
M.R. Beal & Company
Sanford C. Bernstein & Co., Inc.
Blaylock & Partners, L.P.
Dain Bosworth Incorporated
Doley Securities, Inc.
Dowling & Partners Securities, LLC
Everen Securities, Inc.
Fox-Pitt, Kelton Inc.
Furman Selz LLC
Janney Montgomery Scott Inc.
Ladenburg, Thalmann & Co. Inc.
WR Lazard, Laidlaw Inc.
McDonald & Company Securities, Inc.
Neuberger & Berman LLC
The Ohio Company
Ormes Capital Markets, Inc.
Paulsen Securities
Ragen MacKenzie Incorporated
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.
Sands, Brothers & Co., Ltd.
Stephens Inc.
Trilon International Inc.
Utendahl Capital Partners, L.P.

Underwriting for #8
-------------------
Goldman Sachs & Co.
J.P. Morgan Securities Inc.
Donaldson, Lufkin & Jenrette
Morgan Stanly & Co. Incorporated
Smith Barney Inc.
ABN AMRO Chicago Corporation
BancAmerica Securities Inc.
Chase Securities Inc.
Credit Suisse First Boston Corporation
Lehman Brothers Inc.
Merrill Lynch & Co.
Salomon Brothers Inc
Tucker Anthony Incorporated

Underwriting for #9
-------------------
Morgan Stanley & Co. Incorporated
Salomon Brothers Inc
Advest, Inc.
Sanford C. Bernstein & Co., Inc.
J.C. Bradford & Co.
Donaldson, Lufkin, Jenrette Securities Corporation
A.G. Edwards & Sons, Inc.
Fox-Pitt, Kelton Inc.
Moors & Cabot, Inc.
The Robinson-Humphrey Company, Inc.
Wasserstein Perella Securities, Inc.

Underwriting for #10 and 11
---------------------------
Goldman, Sachs & Co.
Dean Witter Reynolds, Inc.
Merrill Lynch & Co.
Morgan Stanley & Co., Incorporated
Smith Barney Inc.
J.C. Bradford & Co.
Credit Suisse First Boston Corporation
A.G. Edwards & Sons, Inc.
Interstate/Johnson Lane Corporation
Edward D. Jones & Co., L.P.
Legg Mason Wood Walker, Incorporated
Piper Jaffray Inc.
Principal Financial Securities, Inc.
Prudential Securities Incorporated
Sutro & Co., Incorporated
Wheat, First Securities, Inc.
Lehman Brothers Inc.
PaineWebber Incorporated
Conning & Company
Advest, Inc.
Sanford C. Bernstein & Co., Inc.
Dain Bosworth Incorporated
Dowling & Partners Securities, LLC
Fox-Pitt, Kelton Inc.
Janney Montgomery Scott Inc.
Neuberger & Berman LLC
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.
Stephens Inc.

Underwriting for #12, 13, 14 and 15
-----------------------------------
Goldman Sachs & Co.
Merrill Lynch & Co.
Morgan Stanly & Co., Incorporated
Advest, Inc.
Robert W. Baird & Co. Incorporated
Bear, Stearns & Co., Inc.
William Blair & Company, L.L.C.
Blaylock & Partners, L.P.
The Buckingham Research Group, Incorporated
Chase Securities Inc.
Dain Bosworth Incorporated
Dillon, Read & Co., Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
A.G. Edwards & Sons, Inc.
Everen Securities, Inc.
Furman Selz LLC
Gerard Klauer Mattison & Co., Inc.
J.J.B. Hilliard, W.L. Lyons, Inc.
Interstate/Johnson Lane Corporation
Edward D. Jones & Co., L.P.
Lazard Freres & Co. LLC
Legg Mason Wood Walker Incorporated
Montgomery Securities
J.P. Morgan Securities, Inc.
Principal Financial Securities, Inc.
Prudential Securities Incorporated
Rauscher Pierce Refsnes, Inc.
Robertson, Stephens & Company LLC
Roney & Co., LLC
Salomon Brothers Inc
Charles Schwab & Co., Inc.
Scott & Stringfellow, Inc.
Muriel Siebert & Co., Inc.
Smith Barney Inc.
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated
Sutro & Co. Incorporated
Tucker Anthony Incorporated
Wasserstein Perella Securities, Inc.

Underwriting for #16
--------------------
Goldman, Sachs & Co.
ABN AMRO Chicago Corporation
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
A.G. Edwards & Sons, Inc.
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
Advest, Inc.
Dain Bosworth Incorporated
Edward D. Jones & Co., L.P.
McDonald & Company Securities, Inc.
Nesbitt Burns Securities Inc.
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated
Sutro & Co. Incorporated

Underwriting for #17, 18, 19, 20 and 21
---------------------------------------
Morgan Stanly & Co., Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Bear, Stearns & Co. Inc.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Goldman, Sachs & Co.
Smith Barney Inc.
ABN Amro Chicago Corporation
BancAmerica Securities, Inc.
William Blair & Company, L.L.C.
Alex, Brown & Sons Incorporated
Chase Securities Inc.
Everen Securities Inc.
J.P. Morgan Securities Inc.
Nesbitt Burns Securities Inc.
Piper Jaffray Inc.
RBC Dominion Securities Inc.
TD Securities Inc.

Underwriting for #22
--------------------
Bear, Stearns & Co., Inc.
Goldman, Sachs & Co.
ABN AMRO Chicago Corporation
Johnson Rice & Company L.L.C.
Alex, Brown & Sons Incorporated
Credit Suisse First Boston Corporation
A.G. Edwards & Sons, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Nesbitt Burns Securities Inc.
Raymond James & Associates, Inc.
Wasserstein Perella Securities, Inc.
William Blair & Company, L.L.C.
J.C. Bradford & Co.
Doley Securities, Inc.
Furman Selz LLC
Neuberger & Berman L.L.C.
The Robinson-Humphrey Company, Inc.
Sanders Morris Mundy Inc.